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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)     December 27, 1995
                                                            -----------------


                      TECHNICLONE INTERNATIONAL CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            California              0-17085             95-3698422
   -------------------------------------------------------------------------
   (State or other jurisdiction   (Commission          (IRS Employer
         of incorporation)         File Number)         Identification No)




            14282 Franklin Avenue, Tustin, California      92680
           ---------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)



      Registrant's telephone number, including area code (714) 838-0500
                                                         --------------



                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  Page 1 of 68
                             Exhibit Index on Page 5

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ITEM 5.  OTHER EVENTS

ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK

         On December 27, 1995, Techniclone International Corporation (the "Registrant") issued 7,700 shares of newly created Series B Convertible Preferred Stock, at a price of $1,000 per share, and on December 29, 1995 issued an additional 500 shares of Series B Convertible Preferred Stock, at a price of $1,000 per share, for an aggregate issuance consideration of $8,200,000 to sixteen (16) offshore investors pursuant to Regulation S promulgated under the Securities Act of 1933. The Series B Convertible Preferred Stock is convertible, commencing immediately after the Closing into Common Stock of Registrant. During the first ninety days after the Closing the Preferred Stock may be converted in multiples of $50,000 into that number of shares of Common Stock calculated by dividing $1,000 by 110% of the Fixed Conversion Price which is the lower of (i) $3.06875 per share of Common Stock or (ii) 85% of the fair market value of the Common Stock on the date of conversion based on the average bid price during the five trading days prior to the date of conversion. Beginning 91 days after the Closing Date the number of shares issued upon conversion is determined by a calculation contained in the Certificate of Determination of Series B Convertible Preferred Stock (included herewith as Exhibit 3.1).

         In connection with the placement of the Series B preferred Stock the Registrant paid to Swartz Investments, Inc. commissions of $656,000 and a non-accountable expense allowance of $246,000. In addition, the Registrant issued to Swartz Investments, Inc. two five year warrants to purchase an aggregate of 240,210 shares of the Registrant's Common Stock at an exercise price of $3.06875. The Common Stock issuable on exercise of the warrant and on conversion of the Series B Convertible Preferred Stock (if not otherwise freely tradeable) is subject to registration pursuant to a Registration Rights Agreement.

         The Company intends to use the proceeds from the offering to support its LYM-1, Oncolym(TM) manufacturing effort for the Phase III LYM-1,Oncolym(TM) clinical trials, to fund additional development of its patented tumor necrosis technology (TNT) and for working capital. The Company believes that the additional capital resulting from this offering will be sufficient to support the Company's relisting on NASDAQ. The Company plans to apply for relisting on NASDAQ early in 1996.

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ITEM 7.  EXHIBITS

EXHIBIT NO.       DESCRIPTION
3.1(a)            Certificate of Determination, as filed with the California Secretary of State on
                  December 22, 1995

3.1(b)            Merger Agreement, as filed with the California Secretary of State on July 26,
                  1994

3.1(c)            Amended and Restated Articles of Incorporation, as filed with the California
                  Secretary of State on July 25, 1994

4.1               Form of Subscription Agreement entered into with each investor.

4.2               Registration Rights Agreement, dated December __, 1995.

4.3               Form of Warrant to Purchase Common Stock, issued to Swartz Investments, Inc.

99.1              Press Release dated December 29, 1995.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TECHNICLONE INTERNATIONAL
                                            CORPORATION



Date:  January 22, 1996                     By:        /s/ WILLIAM V. MODING
                                                     -----------------------
                                                     William V. Moding
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                                           SEQUENTIAL
          EXHIBIT NO.              DESCRIPTION                                             PAGE NO.
          -----------              -----------                                             ----------
          3.1(a)                   Certificate of Determination, as filed                         6
                                   with the California Secretary of State
                                   on December 22, 1995.

          3.1(b)                   Merger Agreement, as filed with the                           19
                                   California Secretary of State on July 26,
                                   1994.

          3.1(c)                   Amended and Restated Articles                                 24
                                   of Incorporation, as filed with the
                                   California Secretary of State on
                                   July 25, 1994.

          4.1                      Form of Subscription Agreement                                34
                                   entered into with each investor

          4.2                      Registration Rights Agreement                                 51
                                   dated December __, 1995

          4.3                      Form of Warrant to Purchase                                   60
                                   Common Stock issued to
                                   Swartz Investments, Inc.

          99.1                     Press Release dated December 29, 1995                         68




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